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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities  Exchange Act of 1934
        Date of Report (Date of earliest event reported) March 19, 1999
                                                         --------------

                    NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                    --------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                          1-13793                 06-1504091
        --------                          -------                 ----------
(State or other Jurisdiction of         (Commission             (IRS Employer
incorporation or organization)           File Number)        Identification No.)

               12 E. Broad Street, Hazleton, Pennsylvania 18201
               ------------------------------------------------
                   (Address of principal executive offices)

                                 (570) 459-3700
                                 --------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.
         ------------

     On March 19, 1999, Northeast Pennsylvania Financial Corp. (the "Company") issued a press release which announced that it had entered into an agreement to purchase a new branch office located in Danville, Pennsylvania.

     A press release announcing the branch purchase is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

     Exhibit 99.1 Press Release dated March 19, 1999.




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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   March 19, 1999               By: /s/ E. Lee Beard
                                      ----------------------------------------
                                      E. Lee Beard
                                      President and Chief Executive Officer



Dated:   March 19, 1999               By: /s/ Patrick J. Owens, Jr.
                                      ----------------------------------------
                                      Patrick J. Owens, Jr.
                                      Senior Vice President and
                                        Chief Financial Officer











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